UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025 (May 28, 2025)

SIRIUS XM HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	93-4680139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Floor, New York, NY
(Address of Principal Executive Offices)
10020
(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	SIRI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Sirius XM Holdings Inc. (the “Company,” “we,” “us” or “our”) held our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, stockholders voted on the matters disclosed in our definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2025 in connection with the 2025 Annual Meeting. The final voting results for the matters submitted to a vote of stockholders are as follows:

Item 1 – Election of Directors

The holders of our common stock elected the persons listed below as Class I directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Eddy W. Hartenstein	231,630,624	9,682,630	48,283,943
Kristina M. Salen	233,512,072	7,801,182	48,283,943
Jennifer C. Witz	234,754,382	6,558,872	48,283,943

Item 2 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers

The holders of our common stock determined in a non-binding advisory vote that a stockholder vote to approve the compensation paid to our named executive officers (a “Say-on-Pay” vote”) should occur every year. We intend to file an amendment to this Form 8-K within 150 days after the 2025 Annual Meeting, and no less than 60 days prior to the deadline for submission of shareholder proposals under Rule 14a-8 as disclosed in the proxy statement for the 2025 Annual Meeting, that will contain the decision of our Board of Directors regarding the frequency with which we will conduct future Say-on-Pay votes.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
236,271,288	463,517	4,045,748	532,701	48,283,943

Item 3 – Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accountants for 2025

The holders of our common stock ratified the appointment of KPMG LLP as our independent registered public accountants for 2025.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
285,874,257	3,054,551	668,389	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Richard N. Baer
Richard N. Baer Executive Vice President, General Counsel and Secretary

Dated: May 30, 2025